Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                       34
Due Period                                             01-Jul-98
Distribution Date                                      14-Aug-98
Payment Date                                           17-Aug-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                  18.42%
Annualized Gross Losses                                -10.84%
Annualized Portfolio Yield                             7.58%
Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             230720733.12
     30 -   59 days (%)                                     6.19%
     60 -   89 days ($)                               76414333.12
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($                                 49011419.52
     90 - 119 days (%)                                      1.32%
   120 - 149 days ($)                                 42797962.47
   120 - 149 days (%)                                       1.15%
   150 - 179 days ($)                                 39067141.14
   150 - 179 days (%)                                       1.05%
   180 - 209 days ($)                                 36534883.78
   180 - 209 days (%)                                       0.98%
   210 - 239 days ($)                                 35448168.62
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35388912.23
   240 - 269 days (%)                                       0.95%
   270 - 299 days ($)                                 34267204.45
   270 - 299 days (%)                                       0.92%
   300+ days  ($)                                      6273720.17
   300+ days (%)                                            0.17%
Additional Balances on Existing Credit Lines
(draws - principal only)                            49,991,179.98
Principal Collections                              124,540,109.97
Defaulted Receivables                               34,627,929.67
Finance Charge  & Administrative Collections        57,486,527.25
Recoveries                                           1,375,567.00
Average Principal Balance                        3,834,719,633.62
Personal Homeowner Lines as % of Total Principal           29.75%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2
No. of PMTs Since Issuance:                                   24
Distribution Date:                                     08/14/98
Payment Date:                                          08/17/98
Collection Period Beginning:                           07/01/98
Collection Period Ending:                              07/31/98
Note and Certificate Accrual Beginning:                07/15/98
Note and Certificate Accrual Ending:                   08/17/98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             7.41%
OC Balance as % of Ending Participation
Invested Amount                                             7.65%
OC Balance as % of Ending Participation
Invested Amount (3 month aver                               7.19%
Does Early Amortization Start Based on
OC/Part. Invstd. Amt. Test                                   ---
Is the MAP Over?                                              0
Is this the Early Amortization Period?                        0
Interest Allocation Percentage Calculation:
Numerator                                         654,465,908.45
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,645,692,666.40
Applicable Interest Allocation Percentage                 17.07%
Principal Allocation Percentage Calculation:
Numerator                                         654,465,908.45
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,650,550,336.38
Applicable Principal Allocation Percentage                17.07%
Default Allocation Percentage Calculation:
Numerator                                         654,465,908.45
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,645,692,666.40
Default Allocation Percentage (Floating
Allocation Percentage)                                    17.07%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount             11,780,386.35
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                               5,909,897.36
Excess of (i) 1.8% of Part. Inv. Amt.  over
(ii) Series Part. Interes                          5,870,488.99
Minimum Principal Amount                           5,870,488.99
Investor Principal Collections                    12,723,155.24
Investor Finance Charge and Admin.
Collections (4.11a)                               10,045,906.26
Investor Allocated Defaulted Amounts               5,909,897.36
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance   654,465,908.45
Beginning Participation Invested Amount           654,465,908.45
Ending Participation Unpaid Principal Balance     635,832,855.85
Ending Participation Invested Amount              635,832,855.85
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             3,944,975.06
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            3,308,795.44
Participation Invested Amount x 25bps per annum        136,347.06
Participation Interest Distribution Amount           3,944,975.06
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                 10,045,906.26
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)   0.00
Series Participation Interest  Monthly
Interest (Sec. 4.11 (a)(ii))                         3,944,975.06
Series Participation Interest Default
Amount (Sec. 4.11 (a)(iii))                          5,909,897.36
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                     191,033.84
Excess (Sec. 4.11 (a)(vi))                                  0.00
Reconciliation Check                                        0.00
Series Participation Interest Monthly
Principal (Sec. 4.09 (a))                           18,633,052.60
Beginning Unreimbursed Participation
Interest Charge-Offs                                        0.00
Series Participation Interest Charge-Offs (Sec. 4.12 (a))   0.00
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections           18,633,052.60
Participation Interest Distribution Amount          3,944,975.06
Series Participation Interest Charge-Offs                   0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            3,308,795.44
Excess Interest                                        636,179.62
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00
+Available Investor Principal Collections           18,633,052.60
+Series Participation Interest Charge Offs                   0.00
+ Lesser of Excess Interest and Carryover Charge Offs        0.00
Optimum Monthly Principal                           18,633,052.60
Are the Notes Retired ?   (0=No; 1=Yes)                      0.00
Accelerated Principal Payment                          136,347.06
Beginning Class A-1 Security Balance               399,563,415.88
Beginning Class A-2 Security Balance                52,240,000.00
Beginning Class A-3 Security Balance                67,900,000.00
Beginning Class B Security Balance                  49,370,000.00
Beginning Certificate Security Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP     48,642,839.64
Beginning Class A-1 Adjusted Balance               399,563,415.88
Beginning Class A-2 Adjusted Balance                52,240,000.00
Beginning Class A-3 Adjusted Balance                67,900,000.00
Beginning Class B Adjusted Balance                  49,370,000.00
Beginning Certficate  Adjusted Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP     48,642,839.64
Class A-1 Balance After Payment pursuant
to clause in Sec 3.05 (a)(ii                       380,930,363.28
Class A-2 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                           52,240,000.00
Class A-3 Balance After Payment pursuant
to clause in Sec 3.05 (a)(ii                        67,900,000.00
Class B Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii)(                         49,370,000.00
Certificate Balance After Payment pursuant
to clause in Sec. 3.05(a)(                          36,886,000.00
Class A-2 Minimum Adjusted Principal Balance        18,800,000.00
Class A-3 Minimum Adjusted Principal Balance        24,500,000.00
Class B Minimum Adjusted Principal Balance          17,800,000.00
Certificate Minimum Adjusted Principal Balance       7,900,000.00
Minimum Overcollateralization Amount                14,800,000.00
Certificate Minimum Balance Target                  19,268,278.86
Scheduled Certificate Payment to Certificate
Minimum Balance Target                              17,617,721.14
Class A-1 Targeted Balance                         330,633,085.04
Class A-2 Targeted Balance                          18,286,196.93
Class A-3 Targeted Balance                          55,188,691.65
Class B Targeted Balance                            52,104,221.31
Certificate Targeted Balance                        31,346,699.83
Class A-1:  Payment Required to get to Target       68,930,330.83
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                             33,440,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                             12,711,308.35
Class B: Payment Required to get to Target or
Minimum Adjusted Balanc                                      0.00
Certificate: Payment Required to get to Target
or Minimum Adjusted Ba                               5,539,300.17
OC: Payment to get to Minimum Overcollateralization
Amount                                              33,842,839.64
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                    22,578,027.66
Interest and Yield
(i)     Pay Class A-1 Interest Distribution -
        Sec. 3.05 (a)(i)(a)                          2,133,959.99
        Pay Class A-2 Interest Distribution -
        Sec. 3.05 (a)(i)(b)                            286,182.69
        Pay Class A-3 Interest Distribution -
        Sec. 3.05 (a)(i)(c)                            378,195.93
        Pay Class B Interest Distribution -
        Sec. 3.05 (a)(i)(d)                            285,394.60
        Pay Certificates the Certificate Yield -
        Sec. 3.05 (a)(i)(e)                            225,062.23
Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal
        Balance - Sec. 3.05 (a)(i                   18,633,052.60
        Pay Class A-2 to Targeted Principal
        Balance - Sec. 3.05 (a)(i                           0.00
        Pay Class A-3 to Targeted Principal
        Balance - Sec. 3.05 (a)(i                           0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(ii)                         0.00
        ONLY Pay CertificateYield if not paid
        pursuant to Sec. 3.05 (                             0.00

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal
        Balance - Sec. 3.05 (a)                             0.00
(iv)  Pay OC Remaining Optimal Monthly Principal
       Amount - Sec. 3.05 (                                 0.00

Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal
      Balance - Sec. 3.05 (a)(v)(                      136,347.06
        Pay Class A-2 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           0.00
        Pay Class A-3 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(v)(                         0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h            0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          0.00
        Pay Certificates up to Certificate Min.
        Bal. or zero - Sec. 3                               0.00
        Pay HCLC Optimum Monthly Principal
        provided OC > zero - Sec.                           0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)  499,832.55
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $399,563,415.88
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B Note Security Balance            $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,506,492.57
Beginning Class A-1 Adjusted Balance              $399,563,415.88
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B Adjusted Balance                 $49,370,000.00
Beginning Certficate  Adjusted Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,506,492.57
Ending Class A-1 Note Security Balance            $380,794,016.21
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B    Note Security Balance            $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $48,642,839.64
Ending Class A-1 Adjusted Balance                 $380,794,016.21
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B Adjusted Balance                    $49,370,000.00
Ending Certficate  Adjusted Balance                $36,886,000.00
Ending Overcollateralization Amount                $48,642,839.64
Class A-1 Note Rate Capped at 13%                           5.83%
Class A-2 Note Rate Capped at 15%                           5.98%
Class A-3 Note Rate Capped at 15%                           6.08%
Class B    Note Rate Capped at 15%                          6.31%
Certificate Rate Capped at 16%                              6.66%
Class A-1 Interest Due                              $2,133,959.99
Class A-2 Interest Due                                $286,182.69
Class A-3 Interest Due                                $378,195.93
Class B Interest Due                                  $285,394.60
Certificate Yield  Due                                $225,062.23
Class A-1 Interest Paid                             $2,133,959.99
Class A-2 Interest Paid                               $286,182.69
Class A-3 Interest Paid                               $378,195.93
Class B Interest Paid                                 $285,394.60
Certificate Yield Paid                                $225,062.23
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                           $18,769,399.66
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $136,347.06
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation(should equal $0.00)           ($0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                  5.64%
Designated Certificate / Certificate
Security (Balance Beginning of M                        1.000000%
Designated Certificate  - Beginning of Month          $368,860.00
Principal Payments in Respect of Designated
Certificate (Sec. 3.05 (                                    $0.00
Designated Certificate  - End of Month                $368,860.00
Interest Payments in Respect of Designated
Certificate (Sec. 3.05 (ii                              $2,250.62
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $4,102,492.57
Accelerated Principal Payment (Sec. 3.05 (vi))        $136,347.06
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                         $4,238,839.64
Designated Certificateholder Holdback
Amount (Beginning of Month)                        $44,404,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback
Amount (End of Month)                              $44,404,000.00
Remaining Payments to Designated Certificates
(Sec. 3.05 paragraph fo                                     $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))           $499,832.55

Monthly Security  Report
Household Consumer Loan Trust 1996-2
Distribution Date                                      14-Aug-98
Payment Date:                                          17-Aug-98
Collection Period Beginning                            01-Jul-98
Collection Period Ending:                              31-Jul-98
Note and Certificate Accrual Beginning:                15-Jul-98
Note and Certificate Accrual Ending:                   17-Aug-98
Ending Pool Principal Balance                  $3,725,565,760.80
Series 1996-2 Participation Invested Amount      $635,832,855.85
Seller Amount                                     $183,762,674.02
Remittances on the Participation                   $22,578,027.66
Optimum Monthly Principal                          $18,633,052.60
Accelerated Principal Payment                        $136,347.06
Beginning Class A-1 Note Security Balance         $399,563,415.88
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B Note Security Balance            $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,506,492.57
Beginning Class A-1 Adjusted Balance              $399,563,415.88
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B Adjusted Balance                 $49,370,000.00
Beginning Certificate Adjusted Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,506,492.57
Ending Class A-1 Note Security Balance            $380,794,016.21
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B Note Security Balance               $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $48,642,839.64
Ending Class A-1 Adjusted Balance                 $380,794,016.21
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B Adjusted Balance                    $49,370,000.00
Ending Certificate  Adjusted Balance               $36,886,000.00
Ending Overcollateralization Amount                $48,642,839.64
Class A-1 Note Rate Capped at 13%                       5.826250%
Class A-2 Note Rate Capped at 15%                       5.976250%
Class A-3 Note Rate Capped at 15%                       6.076250%
Class B Note Rate Capped at 15%                         6.306250%
Certificate Rate Capped at 16%                          6.656250%
Class A-1 Interest Due                             $2,133,959.99
Class A-2 Interest Due                               $286,182.69
Class A-3 Interest Due                               $378,195.93
Class B Interest Due                                 $285,394.60
Certificate Yield Due                                $225,062.23
Class A-1 Interest Paid                            $2,133,959.99
Class A-2 Interest Paid                              $286,182.69
Class A-3 Interest Paid                              $378,195.93
Class B Interest Paid                                $285,394.60
Certificate Yield Paid                               $225,062.23
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                           $18,769,399.66
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate Principal Paid                                  $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC plus Acclerated
Principal Payments                                   $136,347.06
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                       2.687607
Principal paid per $1,000 Class A-1                     23.639042
Interest paid per $1,000 Class A-2                       5.478229
Principal paid per $1,000 Class A-2                      0.000000
Interest paid per $1,000 Class A-3                       5.569896
Principal paid per $1,000 Class A-3                      0.000000
Interest paid per $1,000 Class B                         5.780729
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        6.101563
Principal Paid per $1,000 Certificate                    0.000000
Bloomberg Summary
Household Consumer Loan Trust 1996-2
Due Period                                                Jul-98
Monthly Payment Rate (including charge offs)                4.15%
Monthly Draw Rate                                           1.30%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      18.42%
Annualized Gross Losses                                    10.84%
Annualized Portfolio Yield                                  7.58%
Weighted Coupon                                             5.96%
Excess Servicing                                            1.63%
Ending Overcollateralization Percentage (3 mo avg)          7.41%
Trigger Level                                               4.25%
Excess Overcollateralization                                3.16%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               6.19%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.48%
Total Participation Balance (ending)               635,832,855.85